Prudential National Muni Fund, Inc.

655 Broad Street, 17th Floor

Newark, New Jersey 07102

March 26, 2020

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for PGIM National Muni Fund
Registration numbers 002-66407 and 811-02992

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated March 6, 2020 (SEC accession number 0001683863-20-000654), to the Prospectus, dated October 29, 2019. The purpose of the filing is to submit the 497 filing dated March 6, 2020 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain

Assistant Secretary